UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2003

FLEETBOSTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

RHODE ISLAND

(State or other jurisdiction of incorporation)

1-6366	05-0341324
(Commission File Number)	(IRS Employer Identification No.)

100 Federal Street, Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-434-2200

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

On October 15, 2003, FleetBoston Financial Corporation (FleetBoston) issued a press release announcing its earnings for the quarter ended September 30, 2003. A copy of that press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 7.	Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated October 15, 2003 announcing third quarter 2003 earnings.

Exhibit 99.2	Supplemental financial information prepared for use on October 15, 2003 in connection with the third quarter 2003 earnings release.

Item 12.	Results of Operations and Financial Condition.

The information provided in Item 5 of this report is hereby incorporated by reference. In addition, on October 15, 2003, FleetBoston held a telephonic investor conference call and simultaneous audio webcast to discuss its earnings for the third quarter of 2003. The supplemental financial information prepared for use during this conference call and webcast is furnished as Exhibit 99.2 to this report and is incorporated by reference herein. In accordance with FleetBoston’s previously established practice, both the press release announcing third quarter 2003 earnings and the supplemental financial information have been posted on the Investor Relations section of FleetBoston’s website at www.fleet.com. FleetBoston’s website address has been included as an inactive textual reference only. Information on FleetBoston’s website is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

FLEETBOSTON FINANCIAL CORPORATION

By:	/s/ Ernest L. Puschaver

Ernest L. Puschaver Chief Accounting Officer

Dated: October 15, 2003

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 15, 2003 announcing third quarter 2003 earnings.

99.2	Supplemental financial information prepared for use on October 15, 2003 in connection with the third quarter 2003 earnings release.